Exhibit 99.1 On a Journey to Erase Cancer Erasca Investor Update May 2024

Disclaimer: Forward Looking Statements & Market Data We caution you that this presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing (including the timing of initiation and the timing of data readouts), costs, design and conduct of our ongoing and planned preclinical studies and clinical trials for our product candidates, the potential therapeutic benefits of our product candidates, the potential benefits from our current or future arrangements with third parties, including the anticipated benefits of the license agreements with Medshine Discovery Inc. and Joyo Pharmatech Co., Ltd., the timing and likelihood of success of our plans and objectives, the impact of the deprioritization of certain programs, and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: our approach to the discovery and development of product candidates based on our singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; our assumptions about ERAS-0015 or ERAS-4001 development potential are based in large part on the preclinical data generated by the licensors and we may observe materially and adversely different results as we conduct our planned studies; we only have one product candidate in clinical development and all of our other development efforts are in the preclinical or development stage; our assumptions around which programs may have a higher probability of success may not be accurate, and we may expend our limited resources to pursue a particular product candidate and/or indication and fail to capitalize on product candidates or indications with greater development or commercial potential; potential delays in the commencement, enrollment, data readout, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; our planned SEACRAFT trials may not support the registration of naporafenib; the inability to realize any benefits from our current licenses, acquisitions, or collaborations, and any future licenses, acquisitions, or collaborations, and our ability to fulfill our obligations under such arrangements; regulatory developments in the United States and foreign countries; later developments with the FDA or EU health authorities may be inconsistent with the feedback received to date regarding our development plans and trial designs; our ability to obtain and maintain intellectual property protection for our product candidates and maintain our rights under intellectual property licenses; our ability to fund our operating plans with our current cash, cash equivalents, and marketable securities; and other risks described in our prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2023, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 2

Focus of today’s update Our name is our mission: to erase cancer 1 Vision to one day erase cancer in at least 100,000 patients annually as a leading global oncology company Experienced leadership team and SAB with track record of serial successes • Founded by Jonathan Lim, MD & Kevan Shokat, PhD around disruptive idea to target RAS • World class scientific advisory board of leading pioneers in RAS/MAPK pathway • Team with deep experience in efficient planning and execution of global clinical trials Industry leading pipeline focused on shutting down the RAS/MAPK pathway • Naporafenib pan-RAFi with first-in-class (FIC) potential and Fast Track Designation for NRASm melanoma & FIC potential in RAS Q61X solid tumors + other RAS/MAPK targeting agents • ERAS-0015 Pan-RAS molecular glue with BIC potential in RASm solid tumors • ERAS-4001 Pan-KRASi with FIC potential in KRASm solid tumors Strong financial position with high quality investor base and industry visibility 2 • $334M in cash, cash equivalents, and marketable securities • One of Fierce Biotech’s 2021 “Fierce 15” most promising biotechnology companies CNS = central nervous system 1 Number of patients alive and free of cancer or free from cancer progression 2 yrs after starting an Erasca regimen, as measured by disease-free survival (adjuvant setting) and progression-free survival (metastatic setting) 2 Unaudited, as of March 31, 2024 (includes $43.7m net proceeds from equity financing announced on 3/27/2024) 3

Erasca Investor Update Agenda ERAS-0015: Pan-RAS molecular glue RAS-Targeting Franchise ERAS-4001: Pan-KRAS inhibitor Pipeline and resource prioritization Corporate Update Key milestones and clinical trial readouts Q&A Session 4

RAS-Targeting Franchise

Our singular focus is on the RAS/MAPK pathway

Our Strategy

Comprehensively shut down the RAS/MAPK pathway



Other RTKs
EGFR
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
P1
GAP
NF1
RAS-GTP
MAPK pathway
PI3K pathway
RAF
PI3K
P
MEK
AKT
ERK
mTOR
MYC
1
2
2
3
Nodes targeted by Erasca

1 Target upstream and downstream RAS/MAPK nodes with single agents and clamp oncogenic drivers (MAPKlamp) with combinations

2 Target RAS directly with single agents and combinations with upstream, downstream, and escape route targeted therapies

3 Target escape routes enabled by other proteins or pathways to further disrupt RAS/MAPK pathway signaling

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Pan-(K)RAS therapies: Expanding treatment options in (K)RAS-driven tumors

KRAS G12C INHIBITORS

Compelling but challenges remain

No selective inhibitors for other mutations

KRAS G12X

KRAS G13X

KRAS Q61X

Susceptible to treatment resistance

Emerging clinical data suggest tumors often mount resistance to mutant-specific inhibitors[1,2]

PAN-(K)RAS APPROACHES

Designed to address current limitations

Expands patient population

(K)RAS multi-allele targeting

Less likely to develop treatment resistance

Blocks WT RAS isoform activation

Prevents on-target RAS mutations or re-activation

1 Awad et al. NEJM 2021
2 Li et al. JCO 2022

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RAS targeting landscape drives importance of identifying development candidates with first-in-class or best-in-class potential

	Preclinical	Pre-IND/IND	Phase I	*Comments on Class*
Pan-RAS	GenFleet Therapeutics GF-547		280BIO YL-17321 (G12X) Revolution Medicines RMC-6236	⊕ Encouraging preliminary clinical data ⊕ Complementary combination of GTP + GDP state inhibition to address pERK rebound ⊖ Tolerability, combinability may be challenging
Pan-KRAS		ERASCA Lilly LY4066434 (G12X)	Quanta Therapeutics QTX3034 (G12D-preferring)	⊕ Opportunity for greater therapeutic window by specifically targeting KRAS ⊕ More straightforward mechanism via KRAS Switch II pocket binding mode ⊖ Translation to clinical efficacy TBD
Mutant Selective[1]	Lilly LY-3962673 (G12D) Revolution Medicines RMC-G12V		Revolution Medicines RMC-9805 (G12D) Bristol Myers Squibb MRTX1133 (G12D) Boehringer Ingelheim BI 3706674 (wt amp, G12V) Incyte INCB161734 (G12D) astellas ASP3082 (G12D degrader)	⊕ Potential for greater potency against specific mutation of interest and wt-sparing ⊖ Oral bioavailability has proven challenging for G12Di ⊖ Susceptible to resistance mediated by wildtype RAS of the same isoform

Note: Select coopetitors shown; list is not intended to be exhaustive
1 Mutant selective beyond KRAS G12C inhibitors

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RAS targeting landscape drives importance of identifying development candidates with first-in-class or best-in-class potential

	Preclinical	Pre-IND/IND	Phase I	*Comments on Class*
Pan-RAS	Genfleet Therapeutics GF-547	ERASCA ERAS-0015; 280Bio YL-17321 (G12X)	Revolution Medicines RMC-6236	(+) Encouraging preliminary clinical data (+) Complementary combination of GTP + GDP state inhibition to address pERK rebound (–) Tolerability, combinability may be challenging
Pan-KRAS	ERASCA ERAS-4[2]	ERASCA ERAS-4001; Lilly LY4066434 (G12X)	Quanta Therapeutics QTX3034 (G12D-preferring)	(+) Opportunity for greater therapeutic window by specifically targeting KRAS (+) More straightforward mechanism via KRAS Switch II pocket binding mode (–) Translation to clinical efficacy TBD
Mutant Selective[1]	Lilly LY-3962673 (G12D); Revolution Medicines RMC-G12V		Revolution Medicines RMC-9805 (G12D); Bristol Myers Squibb MRTX1133 (G12D); Boehringer Ingelheim BI 3706674 (wt amp, G12V); Incyte INCB161734 (G12D); Astellas ASP3082 (G12D degrader)	(+) Potential for greater potency against specific mutation of interest and wt-sparing (–) Oral bioavailability has proven challenging for G12Di (–) Susceptible to resistance mediated by wildtype RAS of the same isoform

Note: Select coopetitors shown; list is not intended to be exhaustive
1 Mutant selective beyond KRAS G12C inhibitors
2 Select molecules from internal ERAS-4 program identified as backup for ERAS-4001

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Ideal RAS targeting molecules integrate three key attributes • May enable lower clinically active dose which could translate to: - Lower risk of solubility-limited absorption and exposure plateau observed with another pan-RAS MG Preclinical in development Potency - Better GI tolerability profile due to lower drug load - Improved therapeutic window for any potential off-target toxicities • KRAS G12Ci class has demonstrated how RAS higher potency can translate into improved Targeting Molecule clinical activity • Bolsters ability to Oral Proprietary maximize clinical Bioavailability and commercial Chemical value in highly (OBA) Matter competitive market MG = molecular glue 10

ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP 1 2 OBA IP Preclinical (in vitro and in vivo) Potency TPP: target product profile; OBA: oral bioavailability; IP: intellectual property; FIC: first-in-class; BIC: best-in-class; WT: w ildtype; SMi: small molecule inhibitor; MG: molecular glue; DC: development candidate 1 2 3 4 in vitro potency assessed by CTG 2D and 3D-cell proliferation assay IC s; OBA or oral bioavailability assessed by %F; Predicted based on molecular profile; absent any patent term adjustments or extensions 50 11

ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP

	Preclinical (in vitro and in vivo) Potency[1]		OBA[2]	IP
ERAS-0015 Pan-RAS Molecular Glue	KRAS G12D: 0.2 – 13.3 nM KRAS G12V: 0.4 – 2.5 nM KRAS G12C: 0.8 – 1.4 nM KRAS G12X: 4.1 – 7.4 nM KRAS G13D: 2.8 – 5.5 nM KRAS WT: 4.1 – 13.8 nM H/NRAS WT: Active[3]	***KRAS G12D:*** Tumor regression in PK-59 CDX model at 0.3 mpk PO QD ***KRAS G12V:*** Tumor regression in NCI-H727 CDX model at 1 mpk PO QD ***KRAS G12R:*** Tumor regression in PSN1 CDX model at 5 mpk PO QD	Mouse: 48% Rat: 38% Dog: 22% Monkey: 17%	IP (composition of matter, methods of use, and methods of making licensed compounds, incl. the current DC) has potential coverage through **2043**[4]

Potential BIC Pan-RAS MG for RASm solid tumors with ~5x – 10x greater potency as well as favorable ADME properties and PK performance in animal species (vs. current Pan-RAS MG in development)

TPP: target product profile; OBA: oral bioavailability; IP: intellectual property; FIC: first-in-class; BIC: best-in-class; WT: wildtype; SMI: small molecule inhibitor; MG: molecular glue; DC: development candidate
[1] in vitro potency assessed by CTG 2D and 3D-cell proliferation assay IC_{50}s; [2]OBA or oral bioavailability assessed by %F; [3]Predicted based on molecular profile; [4] absent any patent term adjustments or extensions

ERASCA

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ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP

	Preclinical (in vitro and in vivo) Potency[1]		OBA[2]	IP
ERAS-0015 Pan-RAS Molecular Glue	KRAS G12D: 0.2 – 13.3 nM KRAS G12V: 0.4 – 2.5 nM KRAS G12C: 0.8 – 1.4 nM KRAS G12X: 4.1 – 7.4 nM KRAS G13D: 2.8 – 5.5 nM KRAS WT: 4.1 – 13.8 nM H/NRAS WT: Active[3]	***KRAS G12D:*** Tumor regression in PK-59 CDX model at 0.3 mpk PO QD ***KRAS G12V:*** Tumor regression in NCI-H727 CDX model at 1 mpk PO QD ***KRAS G12R:*** Tumor regression in PSN1 CDX model at 5 mpk PO QD	Mouse: 48% Rat: 38% Dog: 22% Monkey: 17%	IP (composition of matter, methods of use, and methods of making licensed compounds, incl. the current DC) has potential coverage through **2043**[4]
ERAS-4001 Pan-KRAS Inhibitor	KRAS G12D: 1.0 – 2.6 nM KRAS G12V: 0.7 – 9.1 nM KRAS G12C: 1.1 – 4.5 nM KRAS G12X: 6.5 – 37.7 nM KRAS G13D: 5.8 – 56.0 nM KRAS WT: 3.6 – 10.8 nM H/NRAS WT: No activity	***KRAS G12D:*** Tumor regression in Panc04.03, PK-59, and LU-01-1381 CDX/PDX models at 30 – 100 mpk PO BID; combo with anti-PD-1 achieved complete disappearance of tumors in all mice (7/7) on D31 at 100 mpk PO BID ***KRAS G12V:*** Tumor regression in RKN and NCI-H727 CDX models at 30 – 300 mpk PO BID	Mouse: 27% Rat: 5 – 27% (variable PK in rat) Dog: 16%	IP (composition of matter, methods of use, and methods of making licensed compounds, incl. the current DC) has potential coverage through **2043**[4]

Potential BIC Pan-RAS MG for RASm solid tumors with ~5x – 10x greater potency as well as favorable ADME properties and PK performance in animal species (vs. current Pan-RAS MG in development)

Potential FIC/BIC Pan-KRAS or "KRAS-selective" SMi that spares H/NRAS WT, predicted to provide greater therapeutic window (vs. Pan-RAS MG) for KRASm solid tumors and address KRASwt activation to prevent resistance (vs. mutant-selective inhibitors)

TPP: target product profile; OBA: oral bioavailability; IP: intellectual property; FIC: first-in-class; BIC: best-in-class; WT: wildtype; SMi: small molecule inhibitor; MG: molecular glue; DC: development candidate
[1] in vitro potency assessed by CTG 2D and 3D-cell proliferation assay IC_{50}s; [2]OBA or oral bioavailability assessed by %F; [3]Predicted based on molecular profile; [4] absent any patent term adjustments or extensions

ERASCA

13

ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP

	Preclinical (in vitro and in vivo) Potency[1]		OBA[2]	IP
ERAS-0015 Pan-RAS Molecular Glue	KRAS G12D: 0.2 – 13.3 nM KRAS G12V: 0.4 – 2.5 nM KRAS G12C: 0.8 – 1.4 nM KRAS G12X: 4.1 – 7.4 nM KRAS G13D: 2.8 – 5.5 nM KRAS WT: 4.1 – 13.8 nM H/NRAS WT: Active[3]	***KRAS G12D:*** Tumor regression in PK-59 CDX model at <u>0.3 mpk PO QD</u> ***KRAS G12V:*** Tumor regression in NCI-H727 CDX model at <u>1 mpk PO QD</u> ***KRAS G12R:*** Tumor regression in PSN1 CDX model at <u>5 mpk PO QD</u>	Mouse: 48% Rat: 38% Dog: 22% Monkey: 17%	IP (composition of matter, methods of use, and methods of making licensed compounds, incl. the current DC) has potential coverage through **2043**[4]
ERAS-4001 Pan-KRAS Inhibitor	KRAS G12D: 1.0 – 2.6 nM KRAS G12V: 0.7 – 9.1 nM KRAS G12C: 1.1 – 4.5 nM KRAS G12X: 6.5 – 37.7 nM KRAS G13D: 5.8 – 56.0 nM KRAS WT: 3.6 – 10.8 nM H/NRAS WT: No activity	***KRAS G12D:*** Tumor regression in Panc04.03, PK-59, and LU-01-1381 CDX/PDX models at 30 – 100 mpk PO BID; <u>combo with anti-PD-1 achieved complete disappearance of tumors in all mice (7/7) on D31</u> at 100 mpk PO BID ***KRAS G12V:*** Tumor regression in RKN and NCI-H727 CDX models at 30 – 300 mpk PO BID	Mouse: 27% Rat: 5 – 27% (variable PK in rat) Dog: 16%	IP (composition of matter, methods of use, and methods of making licensed compounds, incl. the current DC) has potential coverage through **2043**[4]

Potential BIC Pan-RAS MG for RASm solid tumors with ~5x – 10x greater potency as well as favorable ADME properties and PK performance in animal species (vs. current Pan-RAS MG in development)

Potential FIC/BIC Pan-KRAS or "KRAS-selective" SMi that spares H/NRAS WT, predicted to provide greater therapeutic window (vs. Pan-RAS MG) for KRASm solid tumors and address KRASwt activation to prevent resistance (vs. mutant-selective inhibitors)

KRAS-selective SM + Pan-RAS MG "RASKlamp" combo could uniquely shut down MAPK signaling in KRASm solid tumors

TPP: target product profile; OBA: oral bioavailability; IP: intellectual property; FIC: first-in-class; BIC: best-in-class; WT: wildtype; SMi: small molecule inhibitor; MG: molecular glue; DC: development candidate
[1] in vitro potency assessed by CTG 2D and 3D-cell proliferation assay IC_{50}s; [2]OBA or oral bioavailability assessed by %F; [3]Predicted based on molecular profile; [4] absent any patent term adjustments or extensions

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ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP

ERAS-0015: Potential BIC **Pan-RAS** MG

- ~5x – 10x greater potency as well as favorable ADME properties and PK performance in animal species (vs. current Pan-RAS MG in development)

ERAS-4001: Potential FIC **Pan-KRAS** or "KRAS-selective" SM inhibitor

- Designed to spare H/NRAS WT, predicted to provide greater therapeutic window (vs. Pan-RAS MG) for KRASm solid tumors
- Designed to address KRASwt activation to prevent resistance (vs. mutant-selective inhibitors)

TPP = target product profile; BIC: best-in-class; FIC: first-in-class; MG: molecular glue; SM: small molecule; ADME: absorption, distribution, metabolism, and excretion; PK: pharmacokinetic

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ERAS-0015's CYPA binding affinity may be a differentiator from RMC-6236

Compound	ka (1/[S*M])	kd (1/s)	KD(M) CYPA
ERAS-0015	3.85E+05	0.017	4.52E-08
RMC-6236	1.19E+05	0.023	1.94E-07

Stronger binding to cyclophilin A (CYPA) enables more potent RAS inhibition

Source: Joyo data

ERASCA
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ERAS-0015 demonstrated significantly more potent inhibition of cellular proliferation across KRAS mutant cell lines vs. RMC-6236 ERAS-0015 cell growth RMC-6236 cell growth Mutation Tumor type Cell line inhibition (nM) inhibition (nM) KRAS G12C NSCLC H358 (adagrasib-resistant) 0.8 3.6 NSCLC LU99 1.4 5.4 NSCLC A-427 13.3 59.2 CRC SW620 0.2 1.3 CRC GP2d 0.9 4.6 PDAC AsPc-1 2.0 26.7 KRAS G12D PDAC HPAC 4.8 15.5 PDAC PK-59 10.7 10.7 PDAC KP-4 5.0 19.7 Sub-nM to nM potency PDAC Panc 04.03 5.7 26.4 against multiple KRAS Lung Cancer NCI-H727 0.4 1.7 wildtype and mutant cell Lung Cancer NCI-H441 1.4 16.7 KRAS G12V CRC SW480 0.8 6.8 lines and RTK altered PDAC CAPAN-1 2.5 7.1 cell lines Ovarian leiomyosarcoma RKN 0.7 1.6 KRAS G12R PDAC PSN-1 5.3 17.1 KRAS G12S NSCLC A-549 4.1 38.3 KRAS Q61R PDAC Panc 02.13 7.4 44.3 CRC LoVo 2.8 1.5 KRAS G13D CRC HCT-116 5.5 26.2 KRAS WT Amplified Gastric MKN-1 13.8 55.8 EGFR L858R / T790M NSCLC H1975 6.5 11.4 MET amplified NSCLC EBC-1 4.4 16.9 Source: Joyo data RTK: receptor tyrosine kinase BRAF V600E Melanoma A375 >6,000 >6,000 17

ERAS-0015 showed 10x higher potency than RMC-6236, achieving tumor regression in doses as low as 0.1 mg/kg p.o. QD in the KRAS G12D PK-59 CDX model TGI in KRAS G12D CDX PK-59 % BWC in KRAS G12D CDX PK-59 th • ERAS-0015 achieved comparable tumor regression to RMC-6236 in this model at 1/10 of the dose • No dose reductions or holidays and no body weight loss for all doses of ERAS-0015 Source: Joyo data p.o.: orally administered; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor grow th inhibition; BWC: body w eight change 18

ERAS-0015 demonstrated preferential distribution and long tumor tissue residence time vs. RMC-6236 in PK-59, favorable attributes that support its enhanced antitumor activity

Whole Blood and Tumor PK in the KRAS G12D CDX PK-59


RMC-6236 Whole Blood PK
Whole Blood Concentration (nmol / L)
Time (h)
3mpk
1mpk
0.3mpk
0.1mpk
ERAS-0015 Whole Blood PK
Whole Blood Concentration (nmol / L)
Time (h)
1mpk
0.3mpk
0.1mpk
0.01mpk
RMC-6236 1 mg/kg
Whole Blood and Tissue Concentrations
Whole Blood or Tumor Concentration (nmol / L)
Blood
Tumor
4 hours
24 hours
ERAS-0015 0.1 mg/kg
Whole Blood and Tissue Concentrations
Whole Blood or Tumor Concentration (nmol / L)
Blood
Tumor
4 hours
24 hours

Source: Joyo data

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ERAS-0015 showed 10x higher potency than RMC-6236, achieving tumor regression at 1 mg/kg p.o. QD in ongoing study in the insensitive KRAS G12V CDX model NCI-H727

TGI in NCI-H727



Vehicle
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
RMC-6236 1 mg/kg p.o. QD
ERAS-0015 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
ERAS-0015 0.3 mg/kg p.o. QD
Tumor volume (mm3)
Days after the start of treatment

Body weight in NCI-H727



Vehicle
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
RMC-6236 1 mg/kg p.o. QD
ERAS-0015 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
ERAS-0015 0.3 mg/kg p.o. QD
Body weight (g)
Days after the start of treatment

Preliminary TGI Summary

Therapy	Dose	TGI on day 15
ERAS-0015	0.3 mg/kg	90%
	1 mg/kg	106%
	3 mg/kg	107%
RMC-6236	1 mg/kg	62%
	3 mg/kg	95%
	10 mg/kg	105%

- Up to day 15 data shown in an ongoing TGI study
- ERAS-0015 was well tolerated at all doses

Source: Joyo data
p.o.: orally administered; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor growth inhibition

ERASCA

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ERAS-0015 + docetaxel showed combination benefit and tolerability in the insensitive KRAS G12V NSCLC CDX NCI-H727 (ongoing study)

TGI in NCI-H727



Vehicle
ERAS-0015 0.3 mg/kg p.o. QD
Docetaxel 15 mg/kg i.p. QW
ERAS-0015 0.3 mg/kg p.o. QD + Docetaxel 15 mg/kg i.p. QW
Tumor volume (mm³)
2000
1600
1200
800
400
0
1
4
7
10
13
16
Days after the start of treatment

Body weight in NCI-H727



Vehicle
ERAS-0015 0.3 mg/kg p.o. QD
Docetaxel 15 mg/kg i.p. QW
ERAS-0015 0.3 mg/kg p.o. QD + Docetaxel 15 mg/kg i.p. QW
Body weight (g)
22
20
18
16
14
12
1
4
7
10
13
16
19
22
25
Days after the start of treatment

Preliminary TGI Summary

Therapy	Dose	TGI on day 15
ERAS-0015	0.3 mg/kg	90%
Docetaxel	15 mg/kg	56%
ERAS-0015 + docetaxel	0.3 mg/kg + 15 mg/kg	101%

- Up to day 15 data shown in an ongoing TGI study
- ERAS-0015 was well tolerated in combination with docetaxel

Source: Joyo data
p.o.: orally administered; i.p. intraperitoneal; QD: once daily; QW: once weekly; CDX: cell line-derived xenograft; TGI: tumor growth inhibition

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ERAS-0015 achieved comparable tumor regression at 3 mg/kg p.o. QD to RMC-6236 at 10 – 25 mg/kg p.o. QD in the KRAS G12V CDX SW620

TGI in KRAS G12V CDX SW620



Vehicle
RMC-6236 25 mg/kg p.o. QD
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
ERAS-0015 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
Tumor volume (mm³)
3500
2800
2100
1400
700
0
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
Days after the start of treatment

% BWC in KRAS G12V CDX SW620



Vehicle
RMC-6236 25 mg/kg p.o. QD
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
ERAS-0015 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
Body weight change (%)
30
25
20
15
10
5
0
-5
-10
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
Days after the start of treatment

TGI Summary

Therapy	Dose	TGI
ERAS-0015	1 mg/kg	85%
	3 mg/kg	102%
RMC-6236	3 mg/kg	69%
	10 mg/kg	100%
	25 mg/kg	103%

- No dose reductions, holidays, or body weight loss

Source: Joyo data
p.o.: orally administered; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor growth inhibition; BWC: body weight change

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22

ERAS-0015 achieved tumor regression at 5 mg/kg p.o. QD in the KRAS G12R PSN-1 CDX model TGI in KRAS G12R CDX PSN-1 % BWC in KRAS G12R CDX PSN-1 • No dose reductions or holidays and body weight loss < 1% for ERAS-0015 at 5 mg/kg p.o. QD Source: Joyo data p.o.: orally administered; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor grow th inhibition; BWC: body w eight change 23

ERAS-0015 achieved comparable TGI to RMC-6236 at 1/10th the dose in the KRAS G12R CDX PSN-1

TGI in KRAS G12R CDX PSN-1



Vehicle
RMC-6236 25 mg/kg p.o. QD
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
ERAS-0015 0.3 mg/kg p.o. QD
ERAS-0015 0.1 mg/kg p.o. QD
Tumor Volume (mm³)
3000
2500
2000
1500
1000
500
0
0
5
10
15
Days after start of treatment

% BWC in KRAS G12R CDX PSN-1



Vehicle
RMC-6236 25 mg/kg p.o. QD
RMC-6236 10 mg/kg p.o. QD
RMC-6236 3 mg/kg p.o. QD
ERAS-0015 1 mg/kg p.o. QD
ERAS-0015 0.3 mg/kg p.o. QD
ERAS-0015 0.1 mg/kg p.o. QD
Body weight change (%)
20
15
10
5
0
-5
0
5
10
15
Days after start of treatment

TGI Summary

Therapy	Dose	TGI
ERAS-0015	0.1 mg/kg	25%
	0.3 mg/kg	46%
	1 mg/kg	97%
RMC-6236	3 mg/kg	49%
	10 mg/kg	95%
	25 mg/kg	111%

- No dose reductions or holidays and body weight loss < 2% for ERAS-0015

Source: Joyo data
p.o.: orally administered; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor growth inhibition; BWC: body weight change

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ERAS-0015 demonstrated preferential distribution and long tumor tissue residence time vs. RMC-6236 in PSN-1, favorable attributes that support its enhanced antitumor activity Whole Blood and Tumor PK in the KRAS G12R CDX PSN-1 ERAS-0015 Whole Blood PK RMC-6236 Whole Blood PK ERAS-0015 1 mg/kg RMC-6236 10 mg/kg Whole Blood and Tissue Concentrations Whole Blood and Tissue Concentrations 700 2000 600 1600 500 400 1200 300 800 200 400 100 0 0 4 hours 24 hours 24 hours 4 hours Source: Joyo data 25 Whole Blood Concentration (nmol / L) W hole Blood or Tumor Concentration (nmol / L) W hole Blood or Tumor Concentration W hole Blood or Tumor Concentration (nmol / L) (nmol / L) Whole Blood Concentration (nmol / L)

ERAS-0015 showed compelling combination benefit with anti-PD-1 therapy in the syngeneic KRAS G12D model KPC



TGI in syngeneic KRAS G12D CDX KPC
Vehicle p.o. BID
Anti-PD-1 10 mg/kg i.p. BIW
MRTX1133 10 mg/kg i.p. BID
MRTX1133 10 mg/kg i.p. BID + anti-PD-1 10 mg/kg i.p. BIW
ERAS-0015 5 mg/kg p.o. QD
ERAS-0015 5 mg/kg p.o. QD + anti-PD-1 10 mg/kg i.p. BIW
Treatment stopped
Tumor Volume (mm³)
Study Day



% Body Weight Change
Vehicle p.o. BID
Anti-PD-1 10 mg/kg i.p. BIW
MRTX1133 10 mg/kg i.p. BID
MRTX1133 10 mg/kg i.p. BID + anti-PD-1 10 mg/kg i.p. BIW
ERAS-0015 5 mg/kg p.o. QD
ERAS-0015 5 mg/kg p.o. QD + anti-PD-1 10 mg/kg i.p. BIW
% Body Weight Change
Study Day



TGI after rechallenge of KPC tumor cells
Rechallenge-KPC
Vehicle
MRTX1133 + anti-PD-1
ERAS-0015 + anti-PD-1
Tumor Volume (mm³)
Day post-rechallenge

- ERAS-0015 in combination with anti-PD-1 therapy resulted in complete response in 7 out of 7 treated mice on day 31
- ERAS-0015 as a monotherapy and in combination with an anti-PD-1 was well tolerated
- Tumor formation was not observed up to 24 days after KPC rechallenge

Source: Joyo data
p.o.: orally administered; BIW: twice a week; BID: twice a day; QD: once daily; CDX: cell line-derived xenograft; TGI: tumor growth inhibition; BWC: body weight change

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ERAS-0015 showed promising IV and oral PK in mouse, rat, dog, and monkey

		Mouse		Rat		Dog		Monkey	
		ERAS-0015	RMC-6236	ERAS-0015	RMC-6236	ERAS-0015	RMC-6236	ERAS-0015	RMC-6236
IV	Dose (mpk)	1	1	1	1	1	1	1	No Data
	$T_{1/2}$ (h)	5.0	1.7	5.7	1.5	24.5	7.6	15.2	No Data
	Vd_{ss} (L/kg)	5.3	1.9	1.9	1.9	3.8	3.7	1.8	No Data
	Cl (mL/Kg/min)	12.8	15.6	4.6	19.2	1.9	7.9	1.6	No Data
	$AUC_{0\text{-last}}$ (nM*h)	1,337	1,274	4,125	1,123	7,910	2,630	11,479	No Data
Oral	Dose (mpk)	10	10	10	10	5	5	5	No Data
	C_{max} (nM)	745	1,443	1,620	339	472	377	723	No Data
	$T_{1/2}$ (h)	6.3	1	6.1	2.5	22.4	7.8	12.3	No Data
	$AUC_{0\text{-last}}$	6,786	4,467	15,213	1,427	8,720	2,755	10,004	No Data
	Bioavailability (F %)	48%	33%	38%	14%	22%	21%	17%	No Data

Source: Joyo data

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ERAS-0015 demonstrated good overall ADME properties *in vitro*

Assay	Value
Kinetic Solubility (FaSSIF, FeSSIF) (µg/mL)	127, 156
MDR1(A/B,B/A ER)	0.3, 1.7, 5.5
PPB (% Unbound)	0.4 (h), 2.1 (c), 0.4 (d), 0.2 (r), 0.6 (m)
WBS $T_{1/2}$(min)	>289 (h), >289 (d), >289 (r), >289 (m)
BPR, $K_{B/P}$	3.5 (h), 14.2 (c), 1.7 (d), 3.0 (r), 5.3 (m)
MMS(CL_{int} (liver)(mL/min/kg)	87 (h), 287 (c), 23 (d), 31 (r), 197 (m)
HMS(CL_{int} (liver)(mL/min/kg)	51 (h), 272 (c), 73 (d), 104 (r), 408 (m)
CYP450 IC50 (µM) 1A2 / 2C9 / 2C19 / 2D6 / 3A4	50, 1.3, 25, 50, 4.4
hERG (IC_{50} µM) Manual patch	> 10

Source: Joyo data

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ERAS-0015 and ERAS-4001 exhibit competitive profiles that exceed our TPP

ERAS-0015: Potential BIC **Pan-RAS** MG

- ~5x – 10x greater potency as well as favorable ADME properties and PK performance in animal species (vs. current Pan-RAS MG in development)

ERAS-4001: Potential FIC **Pan-KRAS** or "KRAS-selective" SM inhibitor

- Designed to spare H/NRAS WT, predicted to provide greater therapeutic window (vs. Pan-RAS MG) for KRASm solid tumors
- Designed to address KRASwt activation to prevent resistance (vs. mutant-selective inhibitors)

TPP = target product profile; BIC: best-in-class; FIC: first-in-class; MG: molecular glue; SM: small molecule; ADME: absorption, distribution, metabolism, and excretion; PK: pharmacokinetic

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ERAS-4001 selectively bound KRAS with high affinities, long residence times SPR-based kinetic biophysical binding characterization of ERAS-4001 Target KD (nM) t (s) 1/2 KRAS G12D 0.0006 273,079 KRAS G12V 0.0069 30,159 KRAS G12C 0.016 7,724 KRAS WT 0.058 3,409 HRAS WT 117 18.1 NRAS WT 2,660 1.2 Source: Medshine data 30

ERAS-4001 potently and selectivity inhibited cellular viability in KRAS G12X, G13D and WT cell lines ERAS-4001 cell growth KRAS Mutation Tumor type Cell line inhibition (nM) Pancreatic AsPC-1 1.8 Pancreatic Panc 04.03 1.9 KRAS G12D Pancreatic HPAC 1.0 Pancreatic PK-59 2.6 Lung NCI-H727 3.5 Lung NCI-H441 0.7 KRAS G12V Ovary RKN 2.3 Colorectal SW620 9.1 Lung LU99 2.7 KRAS G12C Pancreatic MIA PaCa-2 1.1 Lung NCI-H2030 4.5 Multiple Myeloma RPMI-8226 6.5 KRAS G12A Lung NCI-H1573 37.7 Colorectal LoVo 5.8 KRAS G13D Colorectal HCT-116 56 Lung NCI-H1975 10.8 KRAS WT Stomach MKN-1 3.6 Melanoma A375 >2,000 KRAS Independent Lung NCI-H226 3,497 Source: Medshine data 31

ERAS-4001 showed dose independent inhibition of pERK and TGI in the KRAS G12D CDX model Panc 04.03 TGI curves from 28 day repeat dose study pERK inhibition after single dose (day 29) Mouse plasma PK, single dose (day 29) Vehicle p.o. BID Vehicle,p.o.BID Panc0403 xenograft model 2000 MRTX-EX5 100 mg/kg p.o. BID MRTX-EX5,100 mg/kg,p.o.,BID 200 ERAS-4001 300 mg/kg p.o. BID WXSHA015,300 mg/kg,p.o.,BID 1 h 4%↑ ERAS-4001 100 mg/kg p.o. BID WXSHA015,100 mg/kg,p.o.,BID 8 h PK 30 mpk 100 mpk 300 mpk 150 W ER XA S S H -4 A 00 01 15 3 ,3 00 m m g/g k/g k g p.,o p.. o B.I,D BID 17%↓ 1500 parameters p.o. p.o. p.o. 30%↓ 100 64%↓ 80%↓ 71%↓ 50 * 79%↓ 83%↓ ** 1000 *** ** * C max 288 1,206 1,204 0 (nmol/L） 500 AUC 0-last 1,547 5,153 12,971 (nmol/L·h) 0 1 4 7 10 13 16 19 22 25 28 Days after the start of treatment • MRTX-EX5 represents an orally bioavailable pan-KRAS tool inhibitor disclosed in a Mirati patent • ERAS-4001 was well tolerated at doses up to 300 mg/kg BID for 28 days (i.e., no dose reductions or holidays; no body weight loss or significant health observations) Source: Medshine data p.o.: orally administered; BID: tw ice a day; CDX: cell line-derived xenograft; TGI: tumor grow th inhibition 32 Vehicle Ex.5 100 mpk WX-A015 30 mpk WX-A015 100 mpk WX-A015 300 mpk 3 Tumor volume (mm ) Normalized p-ERK/ERK (%) Vehicle MRTX-EX5 100 mg/kg ERAS-4001 30 mg/kg ERAS-4001 100 mg/kg ERAS-4001 300 mg/kg

ERAS-4001 achieved tumor regressions in additional KRAS G12X CDX models at doses as low as 30 mg/kg BID TGI in KRAS G12D CDX PK-59 TGI in KRAS G12V CDX RKN • ERAS-4001 was well tolerated in both studies at doses up to 300 mg/kg BID (i.e., no dose reductions or holidays; no body weight loss or significant health observations) Source: Medshine data p.o.: orally administered; BID: tw ice a day; CDX: cell line-derived xenograft; TGI: tumor grow th inhibition 33

ERAS-4001 achieved tumor regression in a pan-KRASi insensitive KRAS G12V CDX model NCI-H727

TGI in KRAS G12V CDX NCI-H727


Treatment group
ERAS-4001 10 mg/kg p.o. BID
ERAS-4001 30 mg/kg p.o. BID
ERAS-4001 100 mg/kg p.o. BID
ERAS-4001 300 mg/kg p.o. BID
Vehicle
Mean tumor volume (mm3) +/- SEM
2,000
1,500
1,000
500
0
0
5
10
15
20
Treatment day

% BWC in KRAS G12V CDX NCI-H727


Treatment group
ERAS-4001 10 mg/kg p.o. BID
ERAS-4001 30 mg/kg p.o. BID
ERAS-4001 100 mg/kg p.o. BID
ERAS-4001 300 mg/kg p.o. BID
Vehicle
Mean Body Weight Change (%) +/- SEM
50%
25%
0%
-25%
-50%
0
5
10
15
20
Treatment day

- ERAS-4001 was well tolerated at doses ranging from 10 mg/kg p.o. BID to 100 mg/kg p.o. BID (i.e., no dose holidays or mortality)
- ERAS-4001 at 300 mg/kg p.o. BID showed borderline tolerability with 4 out of 6 mice receiving continuous treatment, one mouse receiving a dose holiday due to body weight loss on days 16-21, and one mouse death on day 13
- Observed borderline tolerability may be model and/or study specific; ERAS-4001 at 300 mg/kg p.o. BID was well tolerated in the Panc 04.03 CDX TGI study (no dose holidays or mortality)

Source: Medshine data
p.o.: orally administered; BID: twice a day; CDX: cell line-derived xenograft; TGI: tumor growth inhibition

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Under MTA, Erasca reproduced the promising in vivo activity of ERAS-4001 in the KRAS G12D CDX HPAC % BWC in KRAS G12D CDX HPAC TGI in KRAS G12D CDX HPAC • ERAS-4001 achieved tumor regressions at 50 and 100 mg/kg p.o. BID doses, reproducing the in vivo activity previously observed in external studies • ERAS-4001 was well tolerated at doses up to 100 mg/kg BID (i.e., no dose reductions or holidays; no body weight loss or significant health observations) Source: Erasca data p.o.: orally administered; BID: tw ice a day; CDX: cell line-derived xenograft; TGI: tumor grow th inhibition 35

ERAS-4001 showed combination benefit with anti-PD-1 therapy in the syngeneic KRAS G12D model KPC

TGI of ERAS-4001 +/- anti-PD-1

Treatment stopped at day 38. KPC rechallenge demonstrated immune memory effect by a contralateral inoculation of KPC cells in combination treatment groups that resulted in tumor formation.



Mean tumor volume (mm3) +/- SEM
2,500
2,000
1,500
1,000
500
0
Treatment group
ERAS-4001 100 mpk p.o. BID
Anti-PD-1 10 mpk i.p. BIW
ERAS-4001 100 mpk p.o. BID + anti-PD-1 10 mpk i.p. BIW
Vehicle
Treatment stopped
KPC rechallenge
0
20
40
60
80
100
120
140
Treatment day

Survival Curves



Survival probability
1.00
0.75
0.50
0.25
0.00
p = 0.0013
0
50
100
150
Treatment Day

	Anti-PD-1	ERAS-4001	Anti-PD-1 + ERAS-4001
TGI at day 26	12.7%	95.3%	108.5%
Complete response rate at day 50	0% (0/7)	29% (2/7)	100% (7/7)

Source: Medshine data
p.o.: orally administered; i.p. intraperitoneally; BID: twice a day; BIW: twice a week; TGI: tumor growth inhibition

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ERAS-4001 showed promising PK and oral bioavailability in mouse, rat, and dog PK Parameter Mouse Rat Dog Dose (mpk) 1.7 2 2.1 C (nM) 1,722 1,083 1,669 0 T (h) 1.9 3 5.8 1/2 IV V (L/kg) 5.16 10.1 14.1 d Cl (mL/Kg/min) 45.5 70.9 53.1 AUC (nM·h) 938 615 827 0-last Dose (mpk) 30.3 30.9 15.3 C (nM) 2,090 584 323 max T (h) 1.5 4 0.5 max Oral T (h) 1.5 2.3 5.4 1/2 AUC (nM·h) 4,498 2,562 962 0-last Bioavailability (F %) 27 27 16 Source: Medshine data 37

ERAS-4001 demonstrated good overall ADME properties *in vitro*

Assay	Value
CLogP / tPSA	3.7 / 111.6
pKa / Kinetic Solubility (pH@7.4)	9.0 / 113.0 µM
PPB (Unbound %), Human/Dog/Rat/Mice	1.3 / 1.6 / 0.8 / 1.5
HMS CL_{int} (mL/min/kg), H / D / R / M	38.8 / 212.3 / 511.6 / 830
IS9 CL_{int} (mL/min/kg), H / D / R / M	<9.6 / 12.5 / - / -
MDR1 A to B (P_{app} (10^{-6} cm/s) /Efflux Ratio	0.9 / 26.7
$K_{B/P}$ H / D / M (blood/plasma)	0.6 / 0.7 / 0.9
CYP450 IC50 (µM) 1A2 / 2C9 / 2C19 / 2D6 / 3A4	>50 / 37.7 / 24.4 / 9.9 / 6.6
hERG IC_{50} (µM) / predicted hERG safety margin	~1 / 230x-740x
Mini-Ames	Negative

Source: Medshine data

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KRAS alterations found most commonly in CRC, PDAC and NSCLC



Estimated number of patients affected by KRAS mutant tumors in the US (thousands)
G12C
G12D
G12V
G12A
G12R
Other
Multiple
74.3
55.0
50.1
16.1
12.7
9.9
8.2
4.5
0.4
CRC
NSCLC
PDAC
Urinary
Endometrial
Other GI
Unknown Primary
Other GU
Other

Adapted from Lee J., Sivakumar S., Schrock A., et al. "Comprehensive pan-cancer genomic landscape of KRAS altered cancers and real-world outcomes in solid tumors." NPJ Precision Oncology, 2022. PMID: 36494601.
CRC: colorectal cancer; NSCLC: non-small cell lung cancer; PDAC: pancreatic ductal adenocarcinoma; GI: gastrointestinal; GU: genitourinary

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Innovative CDP designed to maximize efficiency and minimize clinical and regulatory risk 01 02 03 04 Early combo Data-driven Portfolio Patients assessment • Efficiently use clinical data to • Capitalize on unique • Focus on tumor types with • Parallel pursuit of prioritize mono and combo portfolio of molecules with largest number of potential monotherapy proof of approaches complementary RAS patients to allow efficient concept & combination dose • De-risk subsequent trials by inhibitory mechanisms (S-IIP clinical trial enrollment and finding to expedite using RWD to understand binding vs. MG) and target potential for maximum development benchmarks, contribution of profiles (pan-KRAS vs. pan- patient benefit components RAS) CDP: clinical development plan; RWD: real w orld data; MG: molecular glue; S-IIP: Sw itch-II pocket 40

Erasca key license terms for ERAS-0015 Pan-RAS molecular glue • Licensor: Joyo Pharmatech Co., Ltd. Financial terms Amount ($m, except royalties) • License scope: Exclusive license covering ERAS-0015 (pan- Total upfront 12.5 RAS) and any other pan-RAS molecule covered by the licensed patents Total development milestones Up to 17.5 1 • Field: All fields of use Total regulatory milestones Up to 34 Total commercial milestones Up to 125 • Territory: Worldwide, excluding China, Hong Kong, and Macau; subject to “China buyout” described below First commercial sale 0 2 Tiered sales based milestones Up to 125 • China buyout: At any time before Ph 2 FPD or NDA submission, Erasca can convert the Territory to Worldwide at our sole election Total deal value before Up to 189 with a one-time payment; payment amount depends on when this royalties and China buyout option is exercised China buyout and milestones Up to 56 or 156 • IP: Potential coverage of composition of matter, methods of use, Royalties Tiered (low to mid) single-digit percent and methods of making licensed compounds, incl. the current DC, through 2043 1 Covers multiple indications in US, EU, and JP 2 Milestones based on net sales tiers up to and including $2Bn FPD: first patient dosing; NDA: new drug application; DC: development candidate 41

Erasca key license terms for ERAS-4001 Pan-KRAS inhibitor Financial terms Amount ($m, except royalties) • Licensor: Medshine Discovery, Inc. Total upfront 10 • License scope: Exclusive license covering ERAS-4001 (pan- Total development milestones Up to 10 KRAS) and any other pan-KRAS molecule covered by the licensed patents 1 Total regulatory milestones Up to 20 • Field: All fields of use Total commercial milestones Up to 130 First commercial sale 0 • Territory: Worldwide 2 Tiered sales based milestones Up to 130 • IP: Potential coverage of composition of matter, methods of use, Total deal value before royalties Up to 170 and methods of making licensed compounds, incl. the current DC, through 2043 Royalties Low single-digit percent 1 Covers US, EU, and JP or CHN 2 Milestones based on net sales tiers up to and including $3Bn DC: development candidate 42

Corporate Update

Deep modality-agnostic RAS/MAPK pathway-focused pipeline

Program/ Company	Target	Modality	Indication	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Worldwide Rights
Naporafenib	BRAF/CRAF	small molecule	Pan-RAS Q61X tissue agnostic	SEACRAFT-1					ERASCA
			NRASm melanoma	SEACRAFT-2 (planned)					ERASCA
ERAS-007	ERK1/2	small molecule	BRAF V600E CRC	HERKULES-3					ERASCA
ERAS-801	EGFR	small molecule	EGFR-altered GBM	THUNDERBBOLT-1					ERASCA
ERAS-4	Pan-KRAS	small molecule	KRASm solid tumors						ERASCA
ERAS-12	EGFR D2/D3	large molecule	EGFR & RAS/MAPK altered tumors						ERASCA

small molecule   large molecule

Note: Via Erasca Ventures, we made an equity investment into Affini-T Therapeutics, which is developing TCR T-cell therapies against KRAS G12V, KRAS G12D, and KRAS G12C.

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Data-driven prioritization refocuses efforts and resources on opportunities targeting the most significant unmet needs, with highest POS for patients

Refocusing Efforts	Action	Rationale
HERKULES-3: **ERAS-007** + EC in EC-naïve CRC segment	Deprioritized	Clinical efficacy data do not support continued evaluation of this combination in this indication
THUNDERBBOLT-1: **ERAS-801** in rGBM	Paused Erasca sponsored trials	Desire to focus internal resources on naporafenib and RAS franchise; exploring advancement via ISTs
ERAS-4: **Pan-KRAS** research program	Deprioritized	In-licensing of ERAS-0015, ERAS-4001; select existing molecules are included in the Pan-KRAS license as potential ERAS-4001 backups
Workforce restructuring	~18% reduction	Prioritizing development function should enable Erasca to progress highest priority programs as quickly and efficiently as possible

POS = probability of success; EC: encorafenib + cetuximab; CRC: colorectal cancer; rGBM: recurrent glioblastoma; IST = investigator sponsored trial;

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Erasca’s AURORAS and BOREALIS trials to address RAS opportunities During any long seafaring journey, the endless sea can often disorient a person’s sense of time and place. The appearance of the dawn, or aurora, provides a definitive sense of direction and a welcome signal to start the new day. At Erasca, helping patients is our guiding light. With the AURORAS and BOREALIS studies, we hope that our potent, selective, orally bioavailable Pan-RAS molecular glue ERAS-0015 and Pan-KRAS inhibitor ERAS-4001 can provide benefit to patients with (K)RASm solid tumors. 1. AURORAS-1 is expected to be the initial phase 1 trial that will assess the ERAS-0015 Pan-RAS molecular glue alone and 1 in combination for the treatment of patients with RASm solid tumors, for which an IND is targeted for H1 2025 2. BOREALIS-1 is expected to be the initial phase 1 trial that will assess the ERAS-4001 Pan-KRASi alone and in combination for the treatment of patients with KRASm solid tumors, for which an IND is targeted for Q1 2025 NOTE: Combination of the molecules with each other could be explored in future AURORA BOREALIS trial(s) 1 Timing of IND is subject to adjustment (could potentially move to Q3 2025) pending detailed program planning, driven predominantly by CMC timelines 46

Prioritized modality-agnostic RAS/MAPK pathway-focused pipeline

Program/ Company	Target	Modality	Indication	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Worldwide Rights
Naporafenib	BRAF/CRAF	small molecule	Pan-RAS Q61X tissue agnostic	SEACRAFT-1					ERASCA
			NRASm melanoma	SEACRAFT-2 (planned)					ERASCA
ERAS-0015	RAS	small molecule	RASm solid tumors	AURORAS-1 (planned)					ERASCA, JOYO[1]
ERAS-4001	KRAS	small molecule	KRASm solid tumors	BOREALIS-1 (planned)					ERASCA
ERAS-12	EGFR D2/D3	large molecule	EGFR & RAS/MAPK altered tumors						ERASCA

small molecule large molecule

Note: Pipeline also includes ERAS-801 brain-penetrant EGFR inhibitor for EGFR-altered GBM (for which we are concluding a Phase 1 trial and exploring advancement via investigator-sponsored trials), ERAS-007 ERK1/2 inhibitor, and ERAS-601 SHP2 inhibitor. ERAS-007 and ERAS-601 are being assessed in preclinical studies as potential combination partners with other programs in our pipeline for RAS/MAPK pathway inhibition. Via Erasca Ventures, we made an equity investment into Affini-T Therapeutics, which is developing TCR T-cell therapies against KRAS G12V, KRAS G12D, and KRAS G12C.

[1] Licensor Joyo Pharmatech, Ltd., retains rights to People's Republic of China, Hong Kong and Macau, subject to Erasca's option to convert our territory to worldwide

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Anticipated key milestones and clinical trial readouts

Program *Mechanism*	**Trial Name** *Indication* *(Combo partner if applicable)*	**Anticipated Milestone**
Naporafenib *Pan-RAF inhibitor*	**SEACRAFT-1** *RAS Q61X Solid Tumors* *(+ trametinib)*	• **Q4 2024:** Ph 1b combination data[1]
	SEACRAFT-2 *NRASm Melanoma* *(+ trametinib)*	• **Q2 2024:** Ph 3 pivotal trial initiation • **2025:** Ph 3 stage 1 randomized dose optimization data[1]
ERAS-0015 *Pan-RAS molecular glue*	**AURORAS-1** *RASm solid tumors*	• **H1 2025:** IND filing[2] • **2026:** Ph 1 monotherapy data[3]
ERAS-4001 *Pan-KRAS inhibitor*	**BOREALIS-1** *KRASm solid tumors*	• **Q1 2025:** IND filing • **2026:** Ph 1 monotherapy data[3]

[1] Data to include safety, pharmacokinetics (PK), and efficacy at relevant dose(s) in relevant population(s) of interest
[2] Timing of IND is subject to adjustment pending detailed program planning, driven predominantly by CMC timelines
[3] Subject to change pending detailed program planning, but assuming target US IND filing timing is achieved, data to include safety, PK, and efficacy at relevant dose(s) in relevant population(s) of interest

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Thank You!